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                     The BlackRock Government Income Trust
                      Supplement dated October 27, 1997 to
                        Prospectus dated August 29, 1997

    The Trustees of The BlackRock Government Income Trust (the Trust) have recently approved a proposal to exchange the assets and liabilities of the Trust for shares of the Short-Intermediate Term Series (the Series) of the Prudential Government Securities Trust (Government Securities Trust). Class A and Class C shares of the Trust would be exchanged at net asset value for Class A shares of the Series.

    The reorganization has been approved by the Trustees of both the Trust and Government Securities Trust and is subject to approval by the shareholders of the Trust. The meeting is scheduled to occur on January 23, 1998. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Trust's shareholders on or about December 15, 1997.

    Under the terms of the proposal, the shareholders of the Trust would become shareholders of the Series. No sales charges would be imposed on the proposed transfer. The Trust anticipates obtaining an opinion of its counsel that no gain or loss for federal income tax purposes would be recognized by shareholders of the Trust as a result of the proposed transaction.

    Effective immediately, the Trust will no longer accept orders to purchase or exchange into shares of the Trust, except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege will remain in effect until the transaction is consummated, which is anticipated in early 1998.

MF152A-1 (10/27/97)